AMENDMENT TO TECHNOLOGY PURCHASE AGREEMENT

     THIS AMENDMENT to Technology Purchase Agreement is made as of the 15th day of September, 1999, by and between AMERICAN CARD TECHNOLOGY, INC., a Delaware corporation ("American Card") and SOFTCHIP ISRAEL LTD., a corporation organized under the laws of Israel ("SoftChip").

    WITNESSETH:

    WHEREAS, American Card and SoftChip are parties to a technology purchase agreement dated as of March 7, 1998, as amended by Amendments, dated August 17, 1998, October 29, 1998, December 10, 1998, March 15, 1999 and June 15, 1999 (as amended the "Purchase
Agreement"); and

    WHEREAS, American Card will not be closing an initial public offering of its securities (the "IPO") by September 15, 1999; and

    WHEREAS, SoftChip is willing to extend the date by which American Card may purchase the technology pursuant to the Purchase Agreement through December 31th, 1999 or the Closing Date as defined below, whichever is earlier.

    NOW THEREFORE, in consideration of the foregoing and the covenants contained herein, the parties hereto agree as follows:

    1.   The definition of "Closing Date" in Section 1 of the
Purchase Agreement is hereby replaced by; '"Closing Date" shall mean
(i) December 31, 1999 or (ii) the closing of an initial public offering of securities of the Buyer or (iii) the closing of cumulative private placement equal or larger than the minimum offering under the initial public offering or (iv) closing a combination of (ii) and/or of (iii) together equal or larger than the minimum offering under the initial public offering.'

    2. Except as amended hereby, the Purchase Agreement remains in full force and effect and is hereby ratified and confirmed.

    IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.


Signed, Sealed, and Delivered
in the Presence of:             AMERICAN CARD TECHNOLOGY, INC.

                                 By:  /S/ RAYMOND FINDLEY, JR.

                                 ---------------------------------------
                                      Its President


                                SOFTCHIP ISRAEL LTD.


                                By: /S/ MICKEY COHEN

                                ----------------------------------

                                    Its Director